Filed Pursuant to Rule 497(d)
                                                     Registration No. 333-105103



                          CORPORATE SECURITIES TRUST -
                    PREFERRED SECURITIES PORTFOLIO, SERIES 1

                 Supplement to Prospectus dated October 27, 2003


        Due to a public tender offer, the Sears Roebuck Acceptance Corp., 7.400% Notes due 2/01/43 (the "Sears Notes") have been removed from the portfolio of the Trust. As a result, in addition to the regular monthly Distribution Dates there will be an additional Distribution Date of November 12, 2003 (the "Additional Distribution Date") at which time the proceeds from the sale of the Sears Notes will be distributed to Holders of record on October 28, 2003. The distribution to Holders on the Additional Distribution Date is expected to be $50.60 per 1,000 Units. Distributions on the Additional Distribution Date, only, will be automatically reinvested in additional Units of the Trust at no extra charge unless a Holder elects to receive his or her distribution in cash. If the Holder wishes to receive cash, the Holder must notify his or her financial professional or the Trustee (depending upon whether the Units are held in street name or directly in the name of the Holder, respectively), at least one business day prior to the Additional Distribution Date. Distributions being reinvested will be paid in cash to the Sponsor, who will use them to purchase Units of the Trust at the Sponsor's Repurchase Price (the net asset value per Unit without any sales charge) in effect at the close of business on the Additional Distribution Date. The costs of this reinvestment will be borne by the Sponsor, at no cost to the Trust.